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                                                                    EXHIBIT 10.5


                                     FORM OF
                               SECURITY AGREEMENT


          This SECURITY AGREEMENT ("Agreement"), dated as of September 6, 1996, is made by TITAN INFORMATION SYSTEMS CORPORATION, a Delaware corporation ("GRANTOR"), in favor of THE SUMITOMO BANK OF CALIFORNIA ("SECURED PARTY"), with reference to the following facts:

                                    RECITALS

     A. Pursuant to that certain Commercial Loan Agreement dated August 8, 1994 by and between The Titan Corporation ("Borrower"), as Borrower, and Secured Party, as subsequently amended pursuant to Amendments dated May 25, 1995, December 29, 1995, May 9, 1996, and of even date herewith (and as such agreement may from time to time be further supplemented, modified, amended, renewed, extended or supplanted, the "LOAN AGREEMENT"), Secured Party has agreed to extend certain credit facilities to Borrower.

     B. The Loan Agreement provides, as a condition precedent to Secured Party's obligation to extend additional credit facilities to Borrower, that Grantor shall grant to Secured Party a security interest in certain of its assets under the terms and conditions set forth in this Agreement.

                                    AGREEMENT

          NOW, THEREFORE, in order to induce Secured Party to continue to extend credit facilities to Borrower under the Loan Agreement, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Grantor hereby represents, warrants, covenants, agrees, assigns and grants as follows:

          1. DEFINITIONS. This Agreement is one of the Security Agreements referred to in the Loan Agreement and is one of the loan documents referred to therein. Terms defined in the Loan Agreement and not otherwise defined in this Agreement shall have the meanings given those terms in the Loan Agreement.
Terms defined in the California Commercial Code and not otherwise defined in the Agreement or in the Loan Agreement shall have the meanings defined for those terms in the California Commercial Code. The following terms shall have the meanings respectively set forth after each:

               "AGREEMENT" means this Security Agreement and any extensions, modifications, renewals, restatements, supplements or amendments hereof.


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               "COLLATERAL" means all present and future right, title and interest of Grantor in or to any property or assets whatsoever, and all rights and powers of Grantor to transfer any interest in or to any property or assets whatsoever, INCLUDING, without limitation, any and all of the following property:

                    (1) All present and future accounts, accounts receivable, agreements, contracts, leases, contract rights, rights to payment, instruments, documents, chattel paper, security agreements, guaranties, undertakings, surety bonds, insurance policies, notes and drafts, and all forms of obligations owing to Grantor or in which Grantor may have any interest, however created or arising;

                    (2) All present and future general intangibles, all tax refunds of every kind and nature to which Grantor now or hereafter may become entitled, however arising, all other refunds, and all deposits, goodwill, choses in action, trade secrets, computer programs, software, customer lists, trademarks, trade names, patents, licenses, copyrights, technology, processes, proprietary information, franchises and insurance proceeds;

                    (3) All present and future deposit accounts of Grantor, INCLUDING, without limitation, any demand, time, savings, passbook or like account maintained by Grantor with any bank, savings and loan association, credit union or like organization, and all money, cash and cash equivalents of Grantor, whether or not deposited in any such deposit account;

                    (4) All present and future books and records, INCLUDING, without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to Grantor or the business thereof, all receptacles and containers for such records, and all files and correspondence;

                    (5) All present and future goods, INCLUDING, without limitation, all consumer goods, farm products, inventory, equipment, machinery, tools, molds, dies, furniture, furnishings, fixtures, trade fixtures, motor vehicles and all other goods used in connection with or in the conduct of Grantor's business, INCLUDING without limitation, all goods as defined in Section 9109(2) of the California Commercial Code;

                    (6) All present and future inventory and merchandise, INCLUDING, without limitation, all


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          present and future goods held for sale or lease or to be furnished under a contract of service, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts or documents of title relating to any of the foregoing;

                    (7) All presently existing and filed, or hereafter acquired patents and pending patent applications and United States and international registrations thereof, the right to sue for past, present, and future infringements, all rights corresponding thereto throughout the world, and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and all improvements thereon and inventions relating thereto and all proceeds of the foregoing, including but not limited to, proceeds of licensing;
          (b) all applications, registrations, and recordings relating to the foregoing in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any political subdivision thereof, or in any other countries, and all reissues, extensions, and renewals thereof;

                    (8) All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

                    (9)  All other tangible and intangible property of Grantor;

                    (10) All rights, remedies, powers and/or privileges of Grantor with respect to any of the foregoing; and

                    (11) Any and all proceeds and products of any of the foregoing, INCLUDING, without limitation, all money, accounts, general intangibles, deposit accounts, documents, instruments, chattel paper, goods, insurance proceeds, and any other tangible or intangible property received upon the sale or disposition of any of the foregoing.

               "LOAN DOCUMENTS" means collectively, the Loan Agreement, the Revolving Line Note, this Agreement, and any other certificates, documents or agreements of any type or nature heretofore or hereafter executed and delivered by Borrower (or by Grantor or other subsidiaries or affiliates of Borrower) to Bank in any way relating to or in furtherance of the Loan Agreement, in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated, extended or supplanted.

               "NOTE" means the Revolving Line Note.

               "PERSON" means and includes any natural person, corporation, firm, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

          2. SECURITY AGREEMENT. For valuable consideration, Grantor hereby grants and assigns to Secured Party a security interest in all of the Collateral now or hereafter owned by Grantor as security for the timely payment and performance of the obligations of Borrower under the Loan Agreement and other Loan Documents, including but not limited to the Note (collectively, the "OBLIGATIONS"). This Agreement is a continuing agreement and all the rights, powers and remedies hereunder shall apply to any and all Obligations, including those arising under successive transactions which shall either continue the Obligations, increase or decrease them, or from time to time create new Obligations after all or any prior Obligations have been satisfied, and notwithstanding the bankruptcy of Grantor or any other party to the Loan Agreement and related documents or any other event or proceeding affecting any of the aforementioned persons.

          3. FURTHER ASSURANCES. At any time and from time to time at the request of Secured Party, Grantor shall execute and deliver to Secured Party all such financing statements and other instruments and documents in form and substance reasonably satisfactory to Secured Party, as shall be necessary or reasonably desirable to fully perfect, when filed and/or recorded, Secured Party's security interest granted pursuant to Section 2 of this Agreement. At any time and from time to time, Secured Party shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, and to take all such other actions, as Secured Party may deem appropriate to perfect and to maintain perfected the security interest granted in Section 2 of this Agreement. Before and after the occurrence of any Event of Default, at Secured Party's request, Grantor shall execute all such further financing statements, instruments and documents, and shall do all such further acts and things, as may be deemed necessary or reasonably desirable by Secured Party to create and perfect, and to continue and preserve, the security interest in the Collateral in favor of Secured Party, or the priority thereof. With respect to any Collateral consisting of instruments, documents, certificates of title or the like, as to which Secured Party's security interest is required to be perfected by, or the priority thereof is required to be assured by, possession of or notation on the certificate of title pertaining to such Collateral, Grantor will upon demand of Secured Party deliver possession of same in pledge to Secured Party, or note the lien on such certificate of title in favor of Secured Party for the benefit of Secured Party.

          4. GRANTOR'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Except as otherwise disclosed to Secured Party in the UCC search attached hereto as Exhibit A, Grantor represents, warrants and agrees that: (a) the security interests granted in Section 2 of this Agreement are first priority security interests in the Collateral indefeasible by any third party; (b) EXCEPT for financing statements in favor of Secured Party and as otherwise disclosed to Secured Party in writing, no financing statement covering any of the Collateral or the proceeds thereof is on file in any public office or held by any person;
(c) Grantor has and will continue to have, except for security interests granted pursuant to the Loan Agreement and related documents in favor of Secured Party and except for such other liens as are permitted pursuant to the Loan Agreement, full title to the Collateral, free from any lien, security interest, encumbrance or claim, and full power and authority to grant to Secured Party the security interest in the Collateral as provided herein subject to the Permitted Encumbrances, and will, at its sole cost and expense, defend any action which might materially affect the Collateral or Secured Party's security interest in the Collateral; (d) Grantor will pay, prior to delinquency, all taxes, charges, liens and assessments against the Collateral, unless such taxes, charges, liens or assessments are not yet required to be paid, and upon its failure to pay or so contest such taxes, charges, liens and assessments, Secured Party at its option may pay any of them, and Secured Party shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same;
(e) the Collateral will not be used for any unlawful purpose or in violation of any law, regulation or ordinance, nor used in any way that will void or impair any insurance required to be carried in connection therewith; (f) Grantor will, to the extent consistent with good business practice, keep the Collateral in reasonably good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with such portion of the Collateral in all such ways as are considered good practice by owners of like property; (g) Grantor will take all reasonable steps to preserve and protect the Collateral; (h) Grantor will maintain, with responsible insurance companies, insurance covering the Collateral against such insurable losses as is required by the Loan Agreement and will cause Secured Party to be designated as loss payee with respect to such insurance, will obtain the written agreement of the insurers that such insurance shall not be cancelled without at least ten
(10) days prior written notice to Secured Party, and will furnish copies of such insurance policies or certificates to Secured Party promptly upon request therefor; (i) Grantor will promptly notify Secured Party in writing in the event of any substantial or material damage to the Collateral from any source whatsoever, and, except for the disposition of collections and other proceeds of the Collateral permitted by Section 6 hereof, Grantor will not remove or permit to be removed any part of the Collateral from its places of business without the prior written consent of Secured Party, except for such items of the Collateral as are removed in the ordinary course of business or in connection with any transaction or disposition otherwise permitted by the Loan Agreement; and
(j) Grantor will not move its principal place of business without giving at least ten (10) days' notice to Secured Party.

          5. SECURED PARTY'S RIGHTS REGARDING COLLATERAL. At any time (whether or not an Event of Default has occurred, EXCEPT as provided in clause (b) below), without notice or demand and at the expense of Grantor (if an Event of Default has occurred), Secured Party may, to the extent it may be necessary or desirable to protect the security hereunder, but Secured Party shall not be obligated to: (a) enter upon any premises on which Collateral is situated and examine the same (other than areas subject to government security restrictions) or (b) after an Event of Default has occurred and is continuing, perform any obligation of Grantor under this Agreement or any obligation of any other party under the Loan Documents. At any time and from time to time (except as provided in clause (iii) below), at the expense of Grantor (if an Event of Default has occurred), Secured Party may to the extent it may be necessary or desirable to protect the security hereunder, but Secured Party shall not be obligated to: (i) notify obligors on the Collateral that the Collateral has been assigned to Secured Party; (ii) at any time and from time to time request from obligors on the Collateral, in the name of Grantor or in the name of Secured Party, information concerning the Collateral and the amounts owing thereon; and (iii) after an Event of Default has occurred and is continuing, cause the Collateral to be registered in the name of Secured Party, as legal owner. Grantor shall maintain books and records pertaining to the Collateral in such detail, form and scope as Secured Party shall reasonably require consistent with Secured Party's interests hereunder. Grantor will at any time at Secured Party's request mark the Collateral and/or Grantor's ledger cards, books of account, and other records relating to the Collateral with appropriate notations satisfactory to Secured Party disclosing that they are subject to Secured Party's security interests. Secured Party shall at all times on notice have full access to and the right to audit any and

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all of Grantor's books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral and to do whatever else Secured Party may deem necessary or desirable to protect its interests. Secured Party shall be under no duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, or make or give any presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor, or notices of any other nature whatsoever in connection with the Collateral or the Obligations. Secured Party shall be under no duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of Grantor therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith.

          6. COLLECTIONS ON THE COLLATERAL. Grantor shall have the right to use and to continue to make collections on and receive other proceeds of all of the Collateral in the ordinary course of business so long as no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, at the option of Secured Party, Grantor's right to make collections on and receive proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by Grantor in trust for Secured Party and immediately delivered to same. Any remittance received by Grantor from customers shall be presumed to relate to the Collateral and to be subject to the Secured Party's security interests. Upon the occurrence of an Event of Default, Secured Party shall have the right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of Secured Party or in the name of Grantor, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and Grantor hereby authorizes Secured Party to affix, by facsimile signature or otherwise, the general or special endorsement of it, in such manner as Secured Party shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by Secured Party without appropriate endorsement, and Secured Party and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by Grantor, to the same extent as though it were manually executed by the duly authorized officer of Grantor, regardless of by whom or under what circumstances or by what authority such facsimile signature or other endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

          7. POSSESSION OF COLLATERAL BY SECURED PARTY. All the Collateral now, heretofore or hereafter delivered to Secured Party shall be held by Secured Party in its possession, custody and control. Any or all of the Collateral consisting of money delivered to Secured Party shall be held in an interest bearing account, and prior to an Event of Default, interest thereon shall accrue to Grantor; however, Grantor shall not be entitled to any other compensation thereon or by reason of Secured Party's possession and/or use thereof. Upon the occurrence of an Event of Default, whenever any of the Collateral is in Secured Party's possession, Secured Party may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of Grantor's obligations with respect thereto, or otherwise. Secured Party may at any time deliver or redeliver the Collateral or any part thereof to Grantor, and the receipt of any of the same by Grantor shall be complete and full acquittance for the Collateral so delivered, and Secured Party thereafter shall be discharged from any liability or responsibility therefor. So long as Secured Party exercises reasonable care with respect to any Collateral in its possession, custody or control, Secured Party shall have no liability for any loss of or damage to such Collateral, and in no event shall Secured Party have liability for any diminution in value of Collateral occasioned by economic or market conditions or events. Secured Party shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Collateral in the possession, custody or control of Secured Party is accorded treatment substantially equal to that which Secured Party accords its own similar property, it being understood that Secured Party shall not have any responsibility for taking any necessary steps to preserve rights against any Person with respect to any Collateral.

          8. EVENTS OF DEFAULT. Any one of the following events shall constitute an Event of Default hereunder:

               (a) any default under the Loan Agreement or any other Loan Document shall have occurred and be continuing;

               (b) any failure by Grantor to observe or perform any covenant or agreement contained in this Assignment for more than ten (10) calendar days after receipt from Secured Party of notice of such default; or

               (c) any representation or warranty made by Grantor in this Assignment shall prove to have been false or incorrect in any material respect when made.

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          9.   REMEDIES.

               9.1 RIGHTS UPON EVENT OF DEFAULT. Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies which Secured Party may have under applicable law or in equity or under this Agreement (including, without limitation, all rights set forth in Section 6 hereof) or under any other Loan Document, all of its rights and remedies as a secured party under the Uniform Commercial Code as enacted in any jurisdiction, and in addition the following rights and remedies, all of which may be exercised to the maximum extent permitted by law with or without further notice to Grantor and without affecting the liability of Grantor hereunder or the enforceability of the security interests created hereby: (a) to foreclose the liens and security interests created hereunder or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process; (b) to enter any premises where any Collateral may be located for the purpose of taking possession of or removing the same; (c) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be acceptable to Secured Party; (d) to notify obligors on the Collateral that the Collateral has been assigned to Secured Party and that all payments thereon are to be made directly and exclusively to Secured Party;
(e) to collect by legal proceedings or otherwise all interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (f) to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith, Secured Party may deposit or surrender control of the Collateral and/or accept other property in exchange for the Collateral; (g) to settle, compromise or release, on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral; (h) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of Secured Party or in the name of Grantor; (i) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, in the name of Secured Party or in the name of Grantor, steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by Secured Party which may release any obligor from personal liability on any of the Collateral, and Grantor waives any right not

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expressly provided for in this Agreement to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral; and any money or other property received by Secured Party in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by Secured Party or Grantor shall be applied by Secured Party without notice to Grantor to the Obligation(s) in the order and manner as is provided for in the Loan Agreement or, if no such provision is applicable, in such order and manner as Secured Party in its sole discretion shall determine; (j) to insure, process and preserve the Collateral;
(k) to exercise all rights under any of the Loan Documents; (l) to remove from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Secured Party may, at the cost and expense of Grantor, use such of its supplies and space at its places of business as may be necessary to properly administer and control the portion of the Collateral owned by it or the handling of collections and realizations thereon; (m) to receive, open and dispose of all mail addressed to Grantor and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; provided that Secured Party agrees that it will promptly deliver over to Grantor such opened mail as does not relate to the Collateral; and (n) to exercise all other rights, powers and remedies of an owner of the Collateral; all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable. Grantor will, at Secured Party's request, assemble all Collateral and make it available to Secured Party at places which Secured Party may designate, whether at the premises of Grantor or elsewhere, and will make available to Secured Party all premises and facilities of Grantor for the purpose of Secured Party's taking possession of the Collateral or removing or putting the Collateral in salable form.

               9.2 POSSESSION BY SECURED PARTY. Upon the occurrence of an Event of Default, Secured Party also shall have the right, without notice or demand, either in person, by agent or by a receiver to be appointed by a court (and Grantor hereby expressly consents to the appointment of such a receiver), and without regard to the adequacy of any security for the Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. Taking possession of the Collateral shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.


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               9.3  SALE OF COLLATERAL.  Any public or private sale or other disposition of the Collateral may be held at any office of Secured Party, or at Grantor's places of business, or at any other place permitted by applicable law, and without the necessity of the Collateral's being within the view of prospective purchasers. Secured Party may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine. Secured Party or any Person on Secured Party's behalf may bid and purchase at any such sale or other disposition.

               9.4 NOTICE OF SALE. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send or otherwise make available to Grantor reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale or other disposition thereof is to be made. The requirement of sending reasonable notice conclusively shall be met if such notice is mailed, first class mail, postage prepaid, to Grantor at its address set forth in the Loan Agreement at least five (5) days before the time of the sale or disposition. Grantor expressly waives any right to receive notice of any public or private sale of any Collateral or other security for the Obligation(s) except as expressly provided for in the preceding sentence.

               9.5 TITLE OF PURCHASERS. Upon consummation of any sale of Collateral hereunder, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of Grantor or any other person claiming through Grantor, and Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sale price to the Obligations until such amount is actually received by Secured Party, and any Collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof. Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

          10. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Grantor hereby irrevocably nominates and appoints Secured Party as its attorney-in-fact for the following purposes: (a) to do all acts and things which Secured Party may deem necessary or advisable to perfect and continue perfected the security interests created by this Agreement and, upon the occurrence of an Event of Default, to preserve, process, develop, maintain and protect the Collateral; (b) to prepare, sign, file and/or record, for Grantor in the name of Grantor, any financing statement, application for registration, and like papers and to take any other action deemed by Secured Party necessary or desirable in order to perfect the security interests granted hereby; (c) to execute any and all papers and instruments and do all other things necessary or desirable to preserve and protect the Collateral and to protect Secured Party's security interests therein; and (d) upon the occurrence of an Event of Default, to do any and every act which Grantor is obligated to do under this Agreement, at the expense of Grantor; PROVIDED, HOWEVER, that Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and absent bad faith or actual malice, Secured Party shall have no liability or responsibility for any act or omission taken with respect thereto.

          11. COSTS AND EXPENSES. Grantor agrees to pay to Secured Party all reasonable costs and expenses (including without limitation reasonable attorneys' fees and disbursements, including the allocated costs of in-house counsel) incurred by Secured Party in the enforcement of this Agreement with regard to the Collateral owned by it, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by Secured Party in exercising any right, power or remedy conferred by this Agreement (including without limitation the right to perform any Obligation of Grantor under the Loan Documents), or in the enforcement thereof, shall be secured hereby and shall become a part of the Obligations and shall be paid to Secured Party by Grantor, immediately upon demand, together with interest thereon at the rate(s) provided for under the Loan Agreement.

          12. STATUTE OF LIMITATIONS AND OTHER LAWS. Until the Obligations shall have been paid and performed in full, the power of sale and all other rights, powers and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at any time and from time to time irrespective of the fact that any of the Obligations may have become barred by any statute of limitations. Grantor expressly waives the benefit of any and all statutes of limitation, laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure to the maximum extent permitted by applicable law.

          13. OTHER AGREEMENTS. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other security or other agreement executed by Grantor or in connection with the Obligations, but each and every term and condition hereof shall be in addition thereto.

          14. LIENS ON REAL PROPERTY. In the event that all or any part of the Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting liens on any interest in real property, Grantor authorizes Secured Party, upon the occurrence of any Event of Default, at the sole option of Secured Party, without notice or demand and without affecting any Obligations of Grantor, the enforceability of this Agreement, or the validity or enforceability of any liens of Secured Party on any Collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Grantor expressly waives any defenses to the enforcement of this Agreement or any liens created or granted hereby or to the recovery by Secured Party against any guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale. Grantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure Sections 580a, 580b, 580d or 726, or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under California law or other applicable law.

          15. UNDERSTANDINGS WITH RESPECT TO WAIVERS AND CONSENTS. Grantor warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Grantor otherwise may have against Secured Party or others, or against any Collateral. If any of the waivers or consents herein are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

          16. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the Laws of the State of California.

          17.  AGREEMENTS REGARDING INDEBTEDNESS OF THIRD PARTY BORROWERS.

               17.1 WARRANTIES. Grantor acknowledges that this Pledge Agreement secures (or may secure) in whole or in part the indebtedness of one or more persons (as used herein, the term "person" includes an individual, trust, corporation, partnership, association or any other type of entity) other than Grantor (herein referred to as "Third Party Borrowers"). Grantor warrants that
(a) this Pledge Agreement is executed at the request of such Third Party Borrowers; (b) this Pledge Agreement complies with any agreements between Grantor and such

Third Party Borrowers regarding Grantor's execution hereof; (c) Secured Party has made no representation to Grantor as to the creditworthiness of such Third Party Borrowers; and (d) Grantor has established adequate means of obtaining from such Third Party Borrowers on a continuing basis financial and other information pertaining to the financial condition of such Third Party Borrowers. Grantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Grantor's risks hereunder, and Grantor further agrees that Secured Party shall have no obligation to disclose to Grantor information or material acquired in the course of Secured Party's relationship with such Third Party Borrowers.

               17.2 WAIVERS.

               (a)  Grantor waives any right to require Secured Party to
     (i) proceed against any person, including any of the Third Party Borrowers or any guarantor; (ii) proceed against or exhaust (either in any particular order or manner or at all) any collateral or guaranty held from any of the Third Party Borrowers or any other person; (iii) give notice of the terms, time and place of any public or private sale of personal property security held from any of the Third Party Borrowers or any other person or comply with any other provision of Section 9504 of the California Uniform Commercial Code; (iv) pursue any other remedy in Secured Party's power; or
     (v) make any presentment, demand for performance, or give any notice of nonperformance, protest, notice of protest or notice of dishonor in connection with any obligation or evidence of indebtedness held by Secured Party as security, in connection with any obligation or evidence of indebtedness which constitutes in whole or in part the indebtedness, or in connection with the creation of new or additional obligations.

               (b) Grantor waives any defenses arising by reason of (i) any disability or other defense of any of the Third Party Borrowers or any other person; (ii) the cessation from any cause whatsoever of the obligations of any of the Third Party Borrowers or any other person;
     (iii) the application by any of the Third Party Borrowers of the proceeds of any of the indebtedness for purposes other than the purposes represented by such Third Party Borrowers to Secured Party or intended or understood by Secured Party or Grantor; (iv) any act or omission by Secured Party which directly or indirectly results in or aids the discharge or release of any of the Third Party Borrowers, any other person, any of the indebtedness, or any collateral by operation of law or equity or otherwise; or (v) any modification of the indebtedness in any form whatsoever, including without limitation the renewal, extension, acceleration or other change in time for payment of such obligations, increase or decrease of the rate of interest thereon, or other change in the terms of the indebtedness or any part thereof.

               (c) Grantor waives all rights which Grantor may have under any requirement of law or equity that Secured Party exhaust any other security for the indebtedness before proceeding under this Pledge Agreement.

               (d) Grantor acknowledges that all or a portion of the present and future indebtedness of Third Party Borrowers to Secured Party is or may be secured by one or more deed(s) of trust covering certain interests in real property. Grantor authorizes Secured Party, at its sole option, without notice or demand and without affecting the liability of Grantor under this Pledge Agreement, to foreclose any or all of the deed(s) of trust and the interests in real property secured thereby by nonjudicial sale, or to execute any other right or remedy with respect to the deed(s) of trust or the property covered thereby. No such action by Secured Party shall release or limit the liability of Grantor hereunder, even if the effect of that action is to deprive Grantor of the right to reimbursement from the Third Party Borrowers for any sums paid by Grantor to Secured Party with respect to the indebtedness. Grantor specifically agrees that Grantor shall not be released from liability hereunder by any action taken by Secured Party, including without limitation a nonjudicial sale under any deed of trust, that would afford Third Party Borrowers a defense based on any anti-deficiency laws of any state. Grantor expressly waives (i) any defense to the recovery of a deficiency against Grantor after such a nonjudicial sale, notwithstanding that such sale may result in a loss by Grantor of the right to recover from Third Party Borrowers any of such deficiency, (ii) any defense or benefits that may be derived from California Code of Civil Procedure Sections 580a, 580d or 726, or analogous laws of any other state (if any) and (iii) all suretyship defenses that it
     would otherwise have under the laws of any state.   Without limiting the
     foregoing, Grantor understands that, in the absence of the foregoing waivers and releases, Grantor might have a defense against an action by Secured Party to recover a deficiency from Grantor under this Pledge Agreement following a nonjudicial foreclosure sale under any deed(s) of trust securing any indebtedness of Borrower to Secured Party guaranteed hereby, and Grantor is specifically waiving this defense and all other defenses which Grantor might otherwise have to the recovery by Secured Party against Grantor. Grantor waives any right to receive notice of any judicial or nonjudicial sale or foreclosure of any real property subject to any deed of trust securing the indebtedness, and Grantor's failure to receive any such notice shall not impair or affect Grantor's liability hereunder.

               (e) Grantor shall have no right of subrogation, and Grantor further waives any right to enforce any remedy which Grantor now has or later may have against any of the Third Party Borrowers or any other person, and waives any benefit of, and any right to participate in, any security now or later held by Secured Party.

               17.3 UNDERSTANDINGS WITH RESPECT TO WAIVERS. Grantor warrants and agrees that each of the waivers set forth above are made with Grantor's full knowledge of their significance and consequences, with the understanding that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which Grantor otherwise may have against any of the Third Party Borrowers, Secured Party or others, or against collateral, and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of the waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective to the maximum extent permitted by law.

               17.4 WAIVER OF AUTHENTICATION OF VALIDITY OF ACTS OF CORPORATION OR PARTNERSHIP. It is not necessary for Secured Party to inquire into the power of any of the Third Party Borrowers or any agents acting or purporting to act on their behalf, and all obligations made, created or accepted in reliance upon the professed exercise of such power shall be secured hereby.

          IN WITNESS WHEREOF, Grantor has executed this Agreement by its duly authorized officers as of the date first written above.

"Grantor":

TITAN INFORMATION SYSTEMS
CORPORATION, a Delaware
corporation


By
   ---------------------------

   ---------------------------
    [Printed Name & Title]


By
   ---------------------------

   ---------------------------
    [Printed Name & Title]


Acknowledged:

THE SUMITOMO BANK OF CALIFORNIA


By
   ---------------------------

   ---------------------------
    [Printed Name & Title]